UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2021

ADARA ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Red Oak Boulevard

Charlotte, NC 28217

(Address of Principal Executive Offices) (Zip Code)

(704) 606-2922

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ADRA.U	NYSE American LLC
Class A common stock, par value $0.0001 per share	ADRA	NYSE American LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	ADRA WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 16, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Adara Acquisition Corp. (the “Company”) concluded, in consultation with the Company’s management, that the Company’s audited balance sheet as of February 11, 2021 included in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021 and the Company’s quarterly unaudited financial statements and related footnotes as of and for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021, should no longer be relied upon.

In connection with Adara’s initial public offering, Adara accounted for a portion of the proceeds received from the offering as stockholders’ equity. Following the SEC’s guidance on this issue, the Company’s management has identified errors made in its historical financial statements and performed a quantitative assessment under SAB 99, concluding a restatement is required of the Company’s financial statements to classify such amount as Class A common stock subject to possible redemption and a material weakness in our internal controls over financial reporting.

After considering the SEC Staff Statement and discussion, evaluation and consultation with Withum, the Audit Committee concluded that the Company’s unaudited financial statements included in the Company’s Quarterly Reports for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and audited balance sheet as of February 11, 2021 included in the Company’s Current Report on Form 8-K, filed with the SEC on February 12, 2021 should no longer be relied upon.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum. Withum was provided with a copy of the disclosures made herein and was given the opportunity to review these disclosures.

The restatements shall be included in the Company’s financial statements included in an amendment to the Company’s Quarterly Report on Form 10-Q/A for the period ended September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2021

ADARA ACQUISITION CORP.

By:	/s/ Paul G. Porter
Name: Paul G. Porter
Title: Chief Financial Officer